                                                                      EXHIBIT 24

                       BANKERS TRUST NEW YORK CORPORATION
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Bankers Trust New York Corporation (the "Corporation"), a New York corporation, hereby appoints each of Frank N. Newman, George J. Vojta, Richard
H. Daniel, Duncan P. Hennes and James T. Byrne, Jr. his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Trust Indenture Act of 1939, as amended (collectively the "Acts"), and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Acts of the securities of the Corporation in connection with the public offering of such securities, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to a Registration Statement to be filed with the Securities and Exchange Commission to any and all amendments, including pre- and post-effective amendments, to the said Registration Statement and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement and amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.


         SIGNATURE                                TITLE                                 DATE
         ---------                                -----                                 ----

    /s/  Frank N. Newman         Chairman of the Board, Chief Executive                 April 21, 1998
----------------------------     Officer and President (Principal Executive
        (Frank N. Newman)        Officer)


/s/ Richard H. Daniel            Vice Chairman, Chief Financial Officer                 April 21, 1998
----------------------------     and Controller (Principal Financial Officer)
(Richard H. Daniel)

/s/ Ronald Hassen                Senior Vice President and Acting Principal             April 21, 1998
----------------------------     Accounting Officer
(Ronald Hassen)

/s/ Lee A. Ault III              Director                                               April 21, 1998
----------------------------
(Lee A. Ault III)

/s/ Neil R. Austrian             Director                                               April 21, 1998
----------------------------
(Neil R. Austrian)

/s/ George B. Beitzel            Director                                               April 21, 1998
----------------------------
(George B. Beitzel)

/s/ Phillip A. Griffiths         Director                                               April 21, 1998
----------------------------
(Phillip A. Griffiths)

         SIGNATURE                                TITLE                     DATE
         ---------                                -----                     ----

/s/ William R. Howell                           Director                    April 21, 1998
----------------------------
(William R. Howell)

/s/ Vernon E. Jordan, Jr.                       Director                    April 21, 1998
----------------------------
(Vernon E. Jordan, Jr.)

/s/ Hamish Maxwell                              Director                    April 21, 1998
----------------------------
(Hamish Maxwell)

/s/ N.J. Nicholas Jr.                           Director                    April 21, 1998
----------------------------
(N.J. Nicholas Jr.)

/s/ Russell E. Palmer                           Director                    April 21, 1998
----------------------------
(Russell E. Palmer)

/s/ Donald L. Staheli                           Director                     April 21, 1998
----------------------------
(Donald L. Staheli)

/s/ Patricia Carry Stewart                      Director                     April 21, 1998
----------------------------
(Patricia Carry Stewart)

/s/ G. Richard Thoman                           Director                    April 21, 1998
----------------------------
(G. Richard Thoman)

/s/ George J. Vojta                             Vice Chairman and Director   April 21, 1998
----------------------------
(George J. Vojta)

/s/ Paul A. Volcker                             Director                     April 21, 1998
----------------------------
(Paul A. Volcker)






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